EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of ITEX Corporation, a Nevada corporation (the “Company”) on Form 10-Q for the quarter ended April 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), John Wade, Chief Financial Officer of the Company, does hereby certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Wade
John Wade
Chief Financial Officer

June 12, 2014